[graphic omitted]
Financial Guaranty Insurance
Company
115 Broadway
New York, NY  10006
(212) 312-3000
(800) 352-0001


A GE Capital Company


Memorandum


Date:            May 2, 2001
To:              Legal and Structured Finance Departments
From:            J. Stevenson Barker
Subject:         APPROVED FINANCIAL INFORMATION



Attached please find "Approved Financial Information" as of March 31, 2001. Effective immediately, this information can be used in any filing that is intended to include FGIC financial data through March 31, 2001.

If you have any questions, please do not hesitate to call me.

JSB:cr
Attachments

cc:      Rick J. Filippelli
         Wayne Locke

                                   EXHIBIT A

                        Approved Financial Information
                             As of March 31, 2001

As of March 31, 2001, December 31, 2000, and December 31, 1999, the Certificate Insurer had written directly or assumed through reinsurance, guaranties of approximately $334.0 billion, $326.8 billion, and $298.9 billion par value of securities, respectively (of which approximately 85 percent, 85 percent and 86 percent, respectively constituted guaranties of municipal bonds), for which it had collected gross premiums of approximately $2.49 billion, $2.47 billion and $2.37 billion, respectively. As of March 31, 2001, the Certificate Insurer had reinsured approximately 20 percent of the risks it had written, 32 percent through quota share reinsurance, 11 percent through excess of loss reinsurance, and 57 percent through facultative arrangements.

Capitalization

The following table sets forth the capitalization of the Certificate Insurer as of December 31, 1999, December 31, 2000, and March 31, 2001, respectively, on the basis of generally accepted accounting principles. No material adverse change in the capitalization of the Certificate Insurer has occurred since March 31, 2001.



                                                                                                    (Unaudited)
                                                        December 31,            December 31,          March 31,
                                                             1999                   2000                2001
                                                        (In Millions)           (In Millions)         (In Millions)
                                                        -------------           -------------         ------------

Unearned Premiums                                            $579                   $581                  $581
Other Liabilities                                             180                    225                   229
Stockholder's Equity (1)
     Common Stock                                              15                     15                    15
     Additional Paid-in Capital                               384                    384                   384
     Accumulated Other Comprehensive
        Income                                                (47)                    23                    27
     Retained Earnings                                      1,687                  1,608                 1,663
                                                           ------                 ------               -------
Total Stockholder's Equity                                  2,039                  2,030                 2,089
                                                           ------                 ------               -------
Total Liabilities and
  Stockholder's Equity                                     $2,798                 $2,836                $2,899
                                                           ======                 ======                ======


For further financial information concerning the Certificate Insurer, see the audited financial statements and the interim financial statements of the Certificate Insurer included as Appendix A and Appendix B.

Copies of the Certificate Insurer's quarterly and annual statutory statements filed by the Certificate Insurer with the New York Insurance Department are available upon request to Financial Guaranty Insurance Company, 115 Broadway, New York, New York 10006, Attention: Corporate Communications Department. The Certificate Insurer's telephone number is (212) 312-3000.

The Certificate Insurer does not accept any responsibility for the accuracy or completeness of this Prospectus or any information or disclosure contained herein, or omitted herefrom, other than with respect to the accuracy of information regarding the Certificate Insurer and the Certificate Insurance Policy set forth under the headings "The Certificate Insurance Policy" and "The Certificate Insurer" and in Appendix A and Appendix B.

FINANCIAL GUARANTY INSURANCE COMPANY
===============================================================================


Unaudited Interim Financial Statements

March 31, 2001

Balance Sheets.............................................   1
Statements of Income.......................................   2
Statements of Cash Flows...................................   3
Notes to Unaudited Interim Financial Statements............   4




Financial Guaranty Insurance Company                                                              Balance Sheets
================================================================================================================

($ in Thousands)

                                                                              March 31,            December 31,
                                                                                2001                   2000
                                                                           ------------            ------------
Assets                                                                      (Unaudited)
Fixed maturity securities, available for sale,
   at fair value (amortized cost of
   $2,484,251 in 2001 and $2,417,394 in 2000)                               $2,524,524              $2,451,217
Short-term investments, at cost, which approximates fair value                 115,866                 123,932
Cash                                                                               615                     991
Accrued investment income                                                       36,943                  37,055
Reinsurance receivable                                                           8,923                   8,956
Deferred policy acquisition costs                                               70,242                  68,430
Property, plant and equipment net of
   accumulated depreciation of 8,069 in 2001 and $8,015 in 2000                    572                     626
Prepaid reinsurance premiums                                                   125,123                 132,271
Receivable for securities sold                                                   5,099                       -
Prepaid expenses and other assets                                                7,923                  12,539
                                                                           -----------              ----------
            Total assets                                                    $2,895,830              $2,836,017
                                                                           ===========              ==========

Liabilities and Stockholder's Equity

Liabilities:

Unearned premiums                                                           $ 577,659               $ 581,385
Losses and loss adjustment expenses                                            46,927                  46,707
Ceded reinsurance payable                                                      (1,537)                    600
Accounts payable and accrued expenses                                          21,137                  15,351
Current Federal income taxes payable                                           73,473                  77,092
Deferred Federal income taxes payable                                          89,095                  85,220
                                                                           ----------               ---------

            Total liabilities                                                 806,754                 806,355
                                                                           ----------               ---------

Stockholder's Equity:

Common stock, par value $1,500 per share at March 31,
  2001 and at December 31, 2000: 10,000 shares authorized,
  issued and outstanding                                                       15,000                  15,000
Additional paid-in capital                                                    383,511                 383,511
Accumulated other comprehensive income, net of tax                             27,312                  23,120
Retained earnings                                                           1,663,253               1,608,031
                                                                           ----------             -----------

            Total stockholder's equity                                      2,089,076               2,029,662
                                                                           ----------             -----------

            Total liabilities and stockholder's equity                     $2,895,830              $2,836,017
                                                                           ==========              ==========



                                 See accompanying notes to unaudited interim financial statements



Financial Guaranty Insurance Company                                                        Statements Of Income
================================================================================================================
($ in Thousands)

                                                                                Three Months Ended March 31,
                                                                                2001                 2000
                                                                                ---------        -----------
                                                                                        (Unaudited)
Revenues:
    Gross premiums written                                                    $24,958                 $26,299
    Ceded premiums written                                                        582                  (4,388)
                                                                              -------                 --------

    Net premiums written                                                       25,540                  21,911
    (Increase)/in net unearned premiums                                        (3,423)                 (1,400)
                                                                              --------                --------

    Net premiums earned                                                        22,117                  20,511
    Net investment income                                                      31,841                  33,829
    Net realized gains                                                         27,026                   4,832
                                                                              -------                 -------

        Total revenues                                                         80,984                  59,172
                                                                              -------                 -------

Expenses:

    Losses and loss adjustment expenses                                           546                  (2,627)
    Amortization of deferred policy acquisition costs                           3,299                   2,532
    Other underwriting expenses                                                 4,745                   2,450
                                                                              -------                 -------

        Total expenses                                                          8,590                   2,355
                                                                              -------                 -------

        Income before provision for Federal income taxes                       72,394                  56,817

    Provision for Federal income taxes                                         17,172                  10,301
                                                                              -------                 -------

         Net income                                                           $55,222                 $46,516
                                                                              =======                 =======

                                  See accompanying notes to unaudited interim financial statements




Financial Guaranty Insurance Company                                                   Statements Of Cash Flows
===============================================================================================================
($ in Thousands)

                                                                               Three Months Ended March 31,
                                                                               2001                  2000
                                                                               ----                  ----
                                                                                      (Unaudited)

Operating activities:
Net income                                                                    $55,222                 $46,516
    Adjustments to reconcile net income to net
      cash provided by operating activities:
    Provision for deferred Federal income taxes                                 1,618                   1,858
    Net realized gains                                                        (27,026)                 (4,832)
    Amortization of fixed maturity securities                                     960                   3,101
    Policy acquisition costs deferred                                          (5,111)                 (3,515)
    Amortization of deferred policy acquisition costs                           3,299                   2,532
    Depreciation of property, plant and equipment                                  54                      95
    Change in reinsurance receivable                                               33                     878
    Change in prepaid reinsurance premiums                                      7,148                     454
    Change in accrued investment income, prepaid
       expenses and other assets                                                4,728                   3,463
    Change in unearned premiums                                                (3,726)                    948
    Change in losses and loss adjustment expense                                  220                  (3,543)
    Change in ceded reinsurance payable, accounts payable
       and accrued expenses                                                     3,649                  19,273
    Change in current federal income taxes payable                             (3,619)                  3,551
                                                                             --------                --------
Net cash provided by operating activities                                      37,449                  70,779
                                                                             --------                --------

Investing activities:

Sales or maturities of fixed maturity securities                              582,297                 158,552
Purchases of fixed maturity securities                                       (628,188)               (185,522)
Purchases of short-term investments, net                                        8,066                 (19,321)
                                                                             --------                --------
Net cash used for investing activities                                        (37,825)                (46,291)
                                                                             --------                --------

Financing activities:

Dividends paid                                                                      -                 (25,000)
                                                                             --------                --------
Net cash used for financing activities                                              -                 (25,000)
                                                                             --------                --------
(Decrease)/Increase in cash                                                      (376)                    512
Cash at beginning of period                                                       991                     924
                                                                             --------                --------

Cash at end of period                                                        $    615                  $  412
                                                                             ========                ========





                                 See accompanying notes to unaudited interim financial statements


Financial Guaranty Insurance Company             Notes to Financial Statements

==============================================================================
March 31, 2001 and 2000
(Unaudited)

              (1) Basis of Presentation

                  The interim financial statements of Financial Guaranty Insurance Company (the Company) in this report reflect all adjustments necessary, in the opinion of management, for a fair statement of (a) results of operations for the three months ended March 31, 2001 and 2000, (b) the financial position at March 31, 2001 and December 31, 2000, and (c) cash flows for the three months ended March 31, 2001 and 2000.

                  These interim financial statements should be read in conjunction with the financial statements and related notes included in the 2000 audited financial statements.

                  The preparation of financial statements in conformity with accounting principles generally accepted (GAAP) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

              (2) Statutory Accounting Practices

                  The financial statements are prepared on the basis of GAAP, which differs in certain respects from accounting practices "prescribed or permitted" by the state insurance regulatory authorities. A reconciliation of the Company's net income and stockholder's equity on a GAAP basis to the corresponding amounts on a statutory basis for the years ended December 31, 2000 and 1999 may be found in the notes to the 2000 audited financial statements.

                  In 1999, the National Association of Insurance Commissioners
                  (NAIC) adopted the Accounting Practice Manual, which includes Statements of Statutory Accounting Principles. The codification of Statutory Accounting Principles, which is effective January 1, 2001, prescribes statutory accounting practices which may differ from individual state "prescribed or permitted" practices. Where there is a difference, individual state "prescribed or permitted" practice will take precedence over codified Statutory Accounting Principles. Management does not believe that the adoption of codification has had a material impact to statutory capital and surplus.

              (3) Dividends

                  Under New York Insurance Law, the Company may pay a dividend only from earned surplus subject to the following limitations:

                  o Statutory surplus after dividends may not be less than the minimum required paid-in capital, which was $66.4 million in 2000.

                  o Dividends may not exceed the lesser of 10 percent of its surplus or 100 percent of adjusted net investment income, as defined therein, for the twelve month period ending on the preceding December 31, without the prior approval of the Superintendent of the State of New York Insurance Department.

Financial Guaranty Insurance Company             Notes to Financial Statements
==============================================================================

March 31, 2001 and 2000
(Unaudited)

                  The Company declared dividends of $0.0 million and $25.0 million during the first three months of 2001 and 2000 respectively. In addition, an extraordinary dividend of $200.0 million (approved by the State of New York Insurance Department) was paid during the third quarter 2000. The amount of the Company's surplus available for dividends during 2001 is, therefore, approximately $0.0 million.

              (4) Income Taxes

                  The Company's effective Federal corporate tax rate (23.7 percent and 18.1 percent for the three months ended March 31, 2001 and 2000, respectively) is less than the statutory corporate tax rate (35 percent in 2001 and 2000) on ordinary income due to permanent differences between financial and taxable income, principally tax-exempt interest.

             (5)  Reinsurance

                  Net premiums earned are shown net of premiums ceded of $6.6 million and $4.8 million, respectively, for the three months ended March 31, 2001 and 2000.

             (6)  Comprehensive Income

                  Comprehensive income encompasses all changes in stockholders' equity (except those arising from transactions with stockholders) and includes net income, net unrealized capital gains or losses on available-for-sale securities, net of taxes, and foreign currency translation adjustments, net of taxes. The following is a reconciliation of comprehensive income:


                                                                             For the Three Months
                                                                                 Ended March 31,
                                                                           2001                 2000
                                                                           ----                 ----
                  Net income                                               $55,222              $46,516
                  Other comprehensive income:
                      Change in unrealized investment gains,
                      net of taxes of $2,220 in 2001
                          and $7,629 in 2000                                 4,122               14,169
                      Change in foreign exchange gains,
                         net of taxes of $38 in 2001 and
                         $624 in 2000                                           70                1,158
                                                                           -------             --------
                  Comprehensive income                                     $59,414             $ 61,843
                                                                           =======             ========

Financial Guaranty Insurance Company             Notes to Financial Statements
==============================================================================
March 31, 2001 and 2000
(Unaudited)

             (7)  Current Accounting Pronouncements

                  The Financial Accounting Standards Board ("FASB") has issued, then subsequently amended Statement of Financial Accounting Standards ("SFAS") No. 133, "Accounting for Derivative Instruments and Hedging Activities", adopted by Financial Guaranty Insurance Company on January 1, 2001. Under SFAS No. 133, all derivative instruments (including certain derivative instruments embedded in other contracts) are to be recognized in the balance sheet at their fair values; changes in such fair values must be recognized immediately in earnings unless specific hedging criteria are met. At January 1, 2001, there was no material impact on the Company's financial statements related to the adoption of SFAS 133.